HELD-TO-MATURITY INVESTMENTS	12 Months Ended
Dec. 31, 2024
HELD-TO-MATURITY INVESTMENTS
HELD-TO-MATURITY INVESTMENTS

4.HELD-TO-MATURITY INVESTMENTS

The Company invested U.S. treasury bills and time deposit, which have maturities over 3 months and equal to or less than 12 months, initially recognized at cost and subsequently are carried at amortized cost, and interest income is recognized by using effective interest method. As of December 31, 2024, the Company had U.S. treasury bills in the carrying amount of $90,430 which included interest $1,095 and time deposits in the carrying amount of $18,493 and interest receivable $575 on the consolidated balance sheet. As of December 31, 2024, the total interest received was $1,907. As of December 31, 2024, amortized costs approximated the fair value of such held-to-maturity investments due to short-term maturity, and there were no allowance for expected credit losses recognized for the year ended 2024.